UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2009

HEMOBIOTECH, INC.
_____________________________________________________

 (Exact Name of Company as Specified in Its Charter)

DELAWARE
_____________________________________________________
 (State or Other Jurisdiction of Incorporation)

000-51334                                                                       33-0995817
 ___________________________________________________________
 (Commission File Number)                    (IRS Employer Identification No.)
5001 SPRING VALLEY RD SUITE 1040 – WEST
DALLAS, TEXAS                                                 75254
_____________________________________________________
 (Address of Principal Executive Offices)               (Zip Code)

(972) – 455- 8950
_____________________________________________
 (Company's Telephone Number, Including Area Code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions  (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

On January 28, 2009 the Board of Directors of HemoBioTech, Inc. (OTCBulletin Board: HMBT) appointed Robert E. “Corky” Dragoo, Jr.
as a Director of the Company. Mr. Dragoo is the Executive Assistant to the Chancellor and Director of Policy for Texas Tech University.
Texas Tech University is a significant shareholder of the Company’s common stock. Prior to Texas Tech, Mr. Dragoo was a
Senior Vice President for Temple Inland Corporation and is a former Senior Partner of Ernst and Young’s Center for Business Innovation
located in Cambridge ,Mass.  Mr. Dragoo has over 35 years experience in business management and business performance improvement.
He holds a B.S. in Mechanical Engineering from Texas Tech University, and completed an Executive MBA program at Harvard University.

Mr. Dragoo does not hold any other directorships in public companies.

The full text of the press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibits

 99.1
Press release dated February 3, 2009, regarding Director's appointment to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HemoBioTech, Inc.

(Registrant)

Date: February 3, 2009

/s/ Arthur P. Bollon

Dr. Arthur P. Bollon

Chief Executive Officer